UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

Andeavor

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 1, 2018, Marathon Petroleum Corporation, a Delaware corporation (“MPC”) completed its acquisition of Andeavor, a Delaware corporation (“Andeavor” or the “Company”) pursuant to the terms of the Agreement and Plan of Merger, dated as of April 29, 2018 (the “Original Merger Agreement”) and amended by an Amendment to Agreement of Plan of Merger (“Amendment No. 1”), dated July 3, 2018, and a Second Amendment to Agreement and Plan of Merger (“Amendment No. 2”), dated September 18, 2018 (as amended, the “Merger Agreement”), by and among MPC, Andeavor, Mahi Inc., a Delaware corporation and wholly owned subsidiary of MPC (“Merger Sub 1”), and Mahi LLC (n/k/a Andeavor LLC), a Delaware limited liability company and wholly owned subsidiary of MPC (“Merger Sub 2”). Merger Sub 1 merged with and into Andeavor, with Andeavor surviving such merger as a wholly owned subsidiary of MPC (the “First Merger”). Immediately after the consummation of the First Merger, Andeavor merged with and into Merger Sub 2 with Merger Sub 2 surviving the Second Merger (the “Surviving Company”) as a wholly owned subsidiary of MPC (the “Second Merger” and together with the First Merger, the “Merger”).

As previously disclosed, under the terms of the Merger Agreement, subject to the proration, allocation and other limitations set forth in the Merger Agreement and the election materials separately provided to the applicable stockholders, stockholders of Andeavor had the option to elect to receive, for each share of Andeavor common stock held by them of record as of immediately prior to the effective time of the First Merger (the “Effective Time”) (except for excluded shares as more particularly set forth in the Merger Agreement):

•	1.87 shares of MPC common stock, with cash in lieu of any fractional share of MPC common stock (the “Stock Consideration”); or

•	$152.27 in cash (the “Cash Consideration”).

Based on the preliminary prorationing, MPC will pay approximately $3.5 billion in cash and issue 240 million shares of MPC common stock to former holders of Andeavor in connection with the Merger. The final prorationing and the final calculation of the number of shares of MPC common stock issued and the final cash consideration paid in connection with the Merger will be made post-closing after the expiration of the notice of guaranteed delivery period applicable to the cash/stock election.

The issuance of shares of MPC common stock in connection with the Merger was registered under the Securities Act of 1933 (“Securities Act”) pursuant to MPC’s registration statement on Form S-4 (Registration No. 333-225244) declared effective by the Securities and Exchange Commission (the “SEC”) on August 3, 2018. The joint proxy statement/prospectus (the “Joint Proxy Statement / Prospectus”) included in the registration statement contains additional information about the Merger, and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by Andeavor and MPC.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, including Amendment No. 1, which was filed as Annex A to the Joint Proxy Statement/Prospectus, and Amendment No. 2, which was filed as Exhibit 2.1 to Andeavor’s Current Report on Form 8-K filed on September 18, 2018. The Merger Agreement is hereby incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the completion of the Merger, on October 1, 2018, the Company repaid all amounts outstanding under the Credit Agreement, dated as of September 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. Also on October 1, 2018, the Company terminated all commitments under the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the New York Stock Exchange (“NYSE”) that each outstanding share of the Company’s common stock was converted into the right to receive either the Cash Consideration or the Stock Consideration. Upon the Company’s request, NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Company’s common stock. The Company’s common stock ceased being traded prior to the opening of the market on October 1, 2018, and will no longer be listed on NYSE. In addition, the Surviving Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each share of common stock of Andeavor was automatically canceled and converted into the right to receive the merger consideration. In addition, as a result of the Merger, at the Effective Time:

•

each outstanding option award to purchase shares of Andeavor common stock (“Company Option”) was automatically converted into an option award to acquire a number of shares of MPC common stock (rounded down to the nearest whole number) equal to the number of shares of Andeavor common stock subject to the Company Option immediately prior to the Effective Time multiplied by 1.87, at an exercise price per share (rounded up to the nearest whole cent) equal to the exercise price per share of Andeavor common stock of such Company Option immediately prior to the Effective Time divided by 1.87;

•

each outstanding restricted stock unit award or phantom stock award in respect of shares of Andeavor common stock with only time-based vesting requirements, except for awards held by non-employee directors of the Company (“Company RSU”), was automatically converted into a restricted stock unit award denominated in shares of MPC common stock relating to the number of shares of MPC common stock (rounded down to the nearest whole number) equal to the number of shares of Andeavor common stock subject to such Company RSU immediately prior to the Effective Time multiplied by 1.87;

•

each outstanding restricted stock unit award or phantom stock award in respect of shares of Andeavor common stock with only time-based vesting requirements that was held by a non-employee director of the Company (“Company Director RSU”) was automatically accelerated and only entitled the holder of such Company Director RSU to receive (without interest) an amount in cash equal to the number of shares of Andeavor common stock subject to such Company Director RSU immediately prior to the Effective Time multiplied by the Cash Consideration, subject to certain exceptions set out in the Merger Agreement;

•

each outstanding performance share award in respect of shares of Andeavor common stock with any performance-based vesting requirements (“Company PSA”) was automatically converted into a time-based restricted stock unit denominated in shares of MPC common stock relating to the number of shares of MPC common stock (rounded down to the nearest whole number) equal to the number of shares of Andeavor common stock that would have been issued under such Company PSA assuming the greater of the achievement of (i) target performance or (ii) actual performance measured as of the Effective Time, multiplied by 1.87;

•

each outstanding market stock unit award in respect of shares of Andeavor common stock (“Company MSU”) was automatically converted into a time-based restricted stock unit award denominated in shares of MPC common stock relating to the number of MPC common stock (rounded down to the nearest whole number) equal to the number of shares of Andeavor common stock that would have been issued under such Company MSU assuming the greater of the achievement of (i) target performance or (ii) actual performance measured as of the Effective Time, multiplied by 1.87;

•

each outstanding share of Andeavor common stock award subject to vesting, repurchase or other lapse of restrictions pursuant to an award (“Company Restricted Share”) was automatically converted into a number of restricted shares of MPC common stock (rounded down to the nearest whole number) equal to the number of Company Restricted Shares held by the holder of such award, multiplied by 1.87; and

•

each outstanding right of any kind, contingent or accrued, to acquire or receive shares of Andeavor common stock or benefits measured by the value of such shares, and each award of any kind consisting of shares of Andeavor common stock that may be held, awarded, outstanding, payable or reserved for issuance under any Company Benefit Plans (as defined in the Merger Agreement), other than Company Options, Company RSUs, Company Director RSUs, Company PSAs, Company MSUs, and Company Restricted Shares (“Company Other Awards”), in each case, was automatically converted into the right to acquire or receive benefits measured by the value of (as the case may be) the number of shares of MPC common stock (rounded down to the nearest whole number) equal to the number of shares of Andeavor common stock subject to such Company Other Award immediately prior to the Effective Time multiplied by 1.87.

At the Effective Time, each holder of a certificate formerly representing shares of Andeavor common stock or of non-certificated book-entry shares of Andeavor common stock ceased to have any rights with respect to such shares, except for the right to receive the merger consideration without interest upon surrender thereof.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Gregory J. Goff, Rodney F. Chase, Paul L. Foster, Edward G. Galante, David Lilley, Mary Pat McCarthy, J.W. Nokes, William H. Schumann, III, Jeff A. Stevens, Susan Tomasky, Michael E. Wiley and Patrick Y. Yang, such members comprising all of the directors of the Company prior to the Effective Time, resigned as directors of the Company effective as of the Effective Time. None of these resignations were a result of any disagreement with Andeavor, its management or its board of directors. Gary R. Heminger, Donald C. Templin and Timothy T. Griffith became the directors of the Company effective as of the Effective Time.

In connection with and at the completion of the Second Merger, each of the Company’s directors, principal executive officer, president, principal financial officer, principal accounting officer and principal operating officer and all other named executive officers ceased his or her respective service as a director or officer of the Company. Concurrently therewith, the sole member of the Surviving Company appointed Donald C. Templin as President (principal executive and operating officer), Timothy T. Griffith as Vice President (principal financial officer) and John J. Quaid as Vice President and Controller (principal accounting officer) of the Surviving Company.

Mr. Templin, 55, was appointed MPC’s president of refining, marketing and supply effective October 1, 2018. Prior to this appointment, Mr. Templin was appointed president of MPC effective July 1, 2017. Prior to this appointment, Mr. Templin served as MPC’s executive vice president beginning January 1, 2016, executive vice president, Supply, Transportation and Marketing beginning March 3, 2015 and senior vice president and chief financial officer beginning on June 30, 2011. Previously, he was a partner at PricewaterhouseCoopers LLP, an audit, tax and advisory services provider, with various audit and management responsibilities beginning in 1996.

Mr. Griffith, 49, was appointed senior vice president and chief financial officer of MPC effective March 3, 2015. Prior to this appointment, Mr. Griffith served with MPC as vice president, Finance and Investor Relations, and treasurer beginning in January 2014. He was vice president of Finance and treasurer for MPC beginning in August 2011. Previously, Mr. Griffith was vice president Investor Relations and treasurer of Smurfit-Stone Container Corporation, a packaging manufacturer, in St. Louis, Missouri, from 2008 to 2011.

Mr. Quaid, 46, was appointed vice president and controller of MPC effective June 23, 2014. Prior to this appointment, Mr. Quaid was vice president of Iron Ore at United States Steel Corporation (“U.S. Steel”), an integrated steel producer, beginning in January 2014. Previously, Mr. Quaid served in various leadership positions at U.S. Steel since February 2002, including vice president and treasurer beginning in August 2011, controller, North American Flat-Rolled Operations beginning in July 2010 and assistant corporate controller beginning in 2008.

Items 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, (i) Andeavor’s Certificate of Incorporation was amended and restated in its entirety in accordance with the Merger Agreement and (ii) the Bylaws of Merger Sub 1 in effect immediately prior to the Effective Time became the bylaws of the Company. Promptly following the Effective Time, the Second Merger was completed. Upon completion of the Second Merger, the Certificate of Formation of Andeavor LLC (as amended, the “Certificate of Formation”) and the Limited Liability Company Agreement of Andeavor LLC (the “LLC Agreement”) became the certificate of formation and limited liability company agreement, respectively, of the Surviving Company.

A copy of the Amended and Restated Certificate of Incorporation of Andeavor is filed as Exhibit 3.1 to this Current Report on Form 8-K, a copy of the Amended and Restated Bylaws of Andeavor is filed as Exhibit 3.2 to this Current Report on Form 8-K, a copy of the Certificate of Formation of the Surviving Company and a Certificate of Amendment thereto are filed as Exhibits 3.3 and 3.4 to this Current Report on Form 8-K, respectively, and a copy of the LLC Agreement of the Surviving Company is filed as Exhibit 3.5 to this Current Report on Form 8-K, all of which are incorporated herein by reference.

Items 7.01	Regulation FD Disclosure.

On October 1, 2018, MPC issued a press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing that it has completed its acquisition of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of April 29, 2018, by and among Andeavor, Marathon Petroleum Corporation, Mahi Inc. and Mahi LLC (incorporated by reference to Exhibit 2.1 to Andeavor’s Current Report on Form 8-K filed on May 1, 2018).

2.2	Amendment to Agreement and Plan of Merger, dated as of July 3, 2018, by and among Andeavor, Marathon Petroleum Corporation, Mahi Inc. and Mahi LLC (incorporated by reference to Annex A to Andeavor’s Proxy Statement on Schedule 14A filed on August 3, 2018).

2.3	Second Amendment to Agreement and Plan of Merger, dated as of September 18, 2018, by and among Andeavor, Marathon Petroleum Corporation, Mahi Inc. and Mahi LLC (incorporated by reference to Exhibit 2.1 to Andeavor’s Current Report on Form 8-K filed on September 18, 2018).

3.1	Amended and Restated Certificate of Incorporation of Andeavor, dated October 1, 2018.

3.2	Amended and Restated Bylaws of Andeavor, dated October 1, 2018.

3.3	Certificate of Formation of Mahi LLC (n/k/a Andeavor LLC), dated April 27, 2018.

3.4	Certificate of Amendment to Certificate of Formation of Mahi LLC (n/k/a Andeavor LLC), dated September 24, 2018.

3.5	Limited Liability Company Agreement of Mahi LLC (n/k/a Andeavor LLC), dated April 27, 2018.

99.1	Press release dated October 1, 2018, issued by Marathon Petroleum Corporation.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Andeavor hereby undertakes to furnish supplementally a copy of any omitted schedule up on request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Andeavor LLC as the successor by merger to the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ANDEAVOR LLC
(successor in interest to Andeavor)

By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President and Secretary

Date: October 1, 2018

*

Effective as of October 1, 2018, pursuant to an Agreement and Plan of Merger dated as of April 29, 2018 and amended on July 3, 2018 and September 18, 2018 by and among Andeavor, Marathon Petroleum Corporation (“MPC”), Mahi Inc. and Andeavor LLC (f/k/a Mahi LLC), following the merger of Mahi Inc. with and into Andeavor, Andeavor subsequently merged with and into Andeavor LLC, with Andeavor LLC surviving the merger as a wholly owned subsidiary of MPC.